FDP SERIES, INC.
FDP BlackRock MFS Research International Fund
(the “Fund”)

Supplement dated April 29, 2016
to the Summary Prospectus dated January 30, 2016

Effective immediately, Jose Luis Garcia, Victoria Higley and Thomas Melendez are the portfolio managers of the Fund.

The subsection in the Summary Prospectus entitled “Key Facts About FDP BlackRock MFS Research International Fund — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Jose Luis Garcia	2005	Investment Officer of Massachusetts Financial Services Company
Victoria Higley	2016	Investment Officer of Massachusetts Financial Services Company
Thomas Melendez	2005	Investment Officer of Massachusetts Financial Services Company

Shareholders should retain this Supplement for future reference.

SPRO-FDP-MFS-0416SUP